“A Forward-Thinking Bank with Strong Risk Management“ Let’s take on tomorrow. Investor Presentation: Q3 2023 October 2023

2 Let’s take on tomorrow. customers bancorp © 2023 C U STO M ERS BA N C O RP, IN C . / A LL RIG H TS RESERV ED In addition to historical information, this presentation may contain “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include statements with respect to Customers Bancorp, Inc.’s strategies, goals, beliefs, expectations, estimates, intentions, capital raising efforts, financial condition and results of operations, future performance and business. Statements preceded by, followed by, or that include the words “may,” “could,” “should,” “pro forma,” “looking forward,” “would,” “believe,” “expect,” “anticipate,” “estimate,” “intend,” “plan,” “project”, or similar expressions generally indicate a forward-looking statement. These forward-looking statements involve risks and uncertainties that are subject to change based on various important factors (some of which, in whole or in part, are beyond Customers Bancorp, Inc.’s control). Numerous competitive, economic, regulatory, legal and technological events and factors, among others, could cause Customers Bancorp, Inc.’s financial performance to differ materially from the goals, plans, objectives, intentions and expectations expressed in such forward-looking statements, including: a continuation of the recent turmoil in the banking industry, responsive measures taken by us and regulatory authorities to mitigate and manage related risks, regulatory actions taken that address related issues and the costs and obligations associated therewith, the impact of COVID- 19 and its variants on the U.S. economy and customer behavior, the impact that changes in the economy have on the performance of our loan and lease portfolio, the market value of our investment securities, the continued success and acceptance of our blockchain payments system, the demand for our products and services and the availability of sources of funding, the effects of actions by the federal government, including the Board of Governors of the Federal Reserve System and other government agencies, that affect market interest rates and the money supply, actions that we and our customers take in response to these developments and the effects such actions have on our operations, products, services and customer relationships, higher inflation and its impacts, and the effects of any changes in accounting standards or policies. Customers Bancorp, Inc. cautions that the foregoing factors are not exclusive, and neither such factors nor any such forward-looking statement takes into account the impact of any future events. All forward-looking statements and information set forth herein are based on management’s current beliefs and assumptions as of the date hereof and speak only as of the date they are made. For a more complete discussion of the assumptions, risks and uncertainties related to our business, you are encouraged to review Customers Bancorp, Inc.’s filings with the Securities and Exchange Commission, including its most recent annual report on Form 10-K for the year ended December 31, 2022, subsequently filed quarterly reports on Form 10-Q and current reports on Form 8-K, including any amendments thereto, that update or provide information in addition to the information included in the Form 10-K and Form 10-Q filings, if any. Customers Bancorp, Inc. does not undertake to update any forward-looking statement whether written or oral, that may be made from time to time by Customers Bancorp, Inc. or by or on behalf of Customers Bank, except as may be required under applicable law. This does not constitute an offer to sell, or a solicitation of an offer to buy, any security in any state or jurisdiction in which such offer, solicitation or sale would be unlawful. Forward-Looking Statements

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A Forward-Thinking Bank with Strong Risk Management

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Q3'23 Earnings Review	Significant earnings beat driven by organic growth, higher margin, and well-controlled expenses amplified by outsized discount accretion Results exceeded consensus estimates excluding outsized discount accretion
Strength of the Franchise	Meaningful enhancement of franchise value in 2023 due to market disruption Venture Banking team 100% self-funded and operating "business as usual" $1.3 billion of core deposit growth drove the repayment of $0.9 billion of wholesale CDs and $0.5 billion of borrowings Core deposit growth was granular and broad-based across the franchise
Strong Capital and Liquidity	TCE/TA[1] increased 50 bps QoQ on a static balance sheet CET1[2] increased to 11.3%; achieved target range one quarter ahead of the plan Immediately available liquidity remains >200% of uninsured deposits[3]
Maintaining Superior Credit Quality	NPA ratio low at just 0.14% and credit outlook remains stable Minimal exposure to higher-risk CRE asset classes (office ~1% of HFI loan portfolio)
Management Outlook	Optimistic about continued improvement in balance sheet, capital position and profitability Expect to exceed full year core EPS guidance

1. Non-GAAP measure, refer to appendix for reconciliation
2. Capital ratios are estimated pending final regulatory report
3. Adjusted to account for affiliate and collateralized deposits

©2023 CUSTOMERS BANCORP, INC. / ALL RIGHTS RESERVED

3

4 Let’s take on tomorrow. © 2023 C U STO M ERS BA N C O RP, IN C . / A LL RIG H TS RESERV ED Let’s take on tomorrow. Our Priorities Remain Unchanged Moderate growth by focusing on holistic and strategic relationships and building a strong franchise Focus on further strengthening our balance sheet, improving liquidity, capital ratios and margins Not deviate from strong risk management principles: − Superior credit quality − Sound interest rate risk management − Maintain robust liquidity − Strong capital ratios − Positive operating leverage

5 Let’s take on tomorrow. © 2023 C U STO M ERS BA N C O RP, IN C . / A LL RIG H TS RESERV ED Q3’23 (vs. Q2’23) Profitability Balance Sheet Credit 3.70% vs. 3.15% NIM $21.9B -1% Total Assets 0.14% +1 bps NPA Ratio $13.7B -1% Total Loans and Leases $29.9M +6% NPLs Financial Highlights 1. Adjusted for loss on investment securities of $0.5 million offset by gain on derivative credit valuation adjustment of $0.2 million 2. Non-GAAP measure, refer to appendix for reconciliation Highlights Q3’23 1.0 Q3’23 EARNINGS REVIEW $2.59 Core EPS1,2 $83.3 M Core Earnings1,2 Core ROCE1,2 24.1% $2.58 Diluted EPS $83.0 M Net Income ROCE 24.0% ROAA 1.57% Core ROAA1,2 1.57% vs. 1.03%vs. 0.88% Core PTPP ROAA1,2 2.32% vs. 1.79% Total Deposits $18.2B +1% Reserves to NPLs 466% vs. 494%

6 Let’s take on tomorrow. © 2023 C U STO M ERS BA N C O RP, IN C . / A LL RIG H TS RESERV ED Total Deposits $ billions Successfully Executing on Deposit Franchise Transformation • Total deposits increased $245 million QoQ while paying down $937 million in wholesale CDs • Core deposit growth of $1.3 billion QoQ and $2.1 billion over the last two quarters • Third consecutive quarterly increase in NIB deposits; YTD growth of $2.9 billion $3.0 $7.1 $7.4 Q3’22 $1.9 $8.5 $7.8 Q4’22 $3.5 $5.8 $8.4 Q1’23 $4.5 (25%) $5.6 $7.9 Q2’23 $4.8 (26%) $5.8 $7.6 Q3’23 $17.5 $18.2 $17.7 $18.0 $18.2 Non-Interest Bearing DDA Interest Bearing DDA Non-DDA Average cost of deposits Insured Deposits1 / Total Deposits percent 88% 78% 65% C UB I • CUBI’s insured deposits1 as a percentage of total deposits is 78% – among the top quartile of regional bank peers2 CUBI (Q3’23) Regional Bank Peers2 (MRQ) 1. Adjusted to account for affiliate and collateralized deposits; similar adjustment made to regional bank peers when publicly disclosed otherwise unadjusted reported figures used 2. Selected 2023 proxy peers as disclosed in appendix 3.24%3.11% 2.0 STRENGH OF THE FRANCHISE Top Quartile (78%) Median (72%)

7 Let’s take on tomorrow. © 2023 C U STO M ERS BA N C O RP, IN C . / A LL RIG H TS RESERV ED Net Interest Margin Expanded Significantly in Q3’23 NIM percent • Continued margin expansion despite industry headwinds driven by higher yield on earning assets 3.16% 2.67% 2.96% 3.15% 3.70% 2.60% 2.80% 3.00% 3.20% 3.40% 3.60% 3.80% Q3’22 Q4’22 Q1’23 Q2’23 Q3’23Q3’22 Q4’22 Q1’23 Q2’23 Q3’23 $159 $135 $150 $165 $200 +21% Net Interest Income $ millions • Third consecutive quarter of substantial increase in net interest income • Outsized discount accretion of approximately $27 million unlikely to occur in subsequent periods 2.0 STRENGH OF THE FRANCHISE

8 Let’s take on tomorrow. © 2023 C U STO M ERS BA N C O RP, IN C . / A LL RIG H TS RESERV ED Strategic Portfolio Remix Complete and Continuing to Maintain Strong Liquidity Position Loans – HFI $ billions Loans – HFI / Deposits percent $1.4 $5.8 $7.0 Q3’22 $1.4 $5.9 $7.2 Q4’22 $1.3 $5.9 $7.2 Q1’23 $1.0 $5.7 $7.0 Q2’23 $1.0 $5.7 $6.8 Q3’23 $14.21 $14.51 $14.41 $13.61 $13.41 Consumer Installment HFI Community Banking Corporate & Specialized Banking • Loan to deposit ratio is 75%, 13 percentage points lower than regional bank peer median 1. Non-GAAP measure, refer to appendix for reconciliation; HFI loans excluding PPP 2. Selected 2023 proxy peers as disclosed in appendix 68% 75% 102% C UB I CUBI (Q3’23) Regional Bank Peers2 (MRQ) 6.83% 7.87% Loan Yield • Loan originations focused on holistic relationships 2.0 STRENGH OF THE FRANCHISE $1.2 $1.0 $0.2 $0.2PPP Loans $0.1 Top Quartile (79%) Median (88%)

2.0 STRENGH OF THE FRANCHISE

Customers Operates with Industry-Leading Efficiency

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Core Non-Interest Expense[1]

$ millions

- Disciplined expense management resulting in flat core non-interest expense QoQ
- Meaningful opportunity to generate positive operating leverage at current expense levels


$75
$78
$79
$89
$89
Q3'22
Q4'22
Q1'23
Q2'23
Q3'23

Core Non-Interest Expense[1] / Average Assets

percent

- CUBI's non-interest expense as percent of average assets is the lowest among regional bank peers[2]


Top Quartile (1.90%)
Median (2.04%)
3.05%
1.62%
CUBI
CUBI (Q3'23)
Regional Bank Peers² (MRQ)

1. Non-GAAP measure, refer to appendix for reconciliation
2. Selected 2023 proxy peers as disclosed in appendix

©2023 CUSTOMERS BANCORP, INC. / ALL RIGHTS RESERVED

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10 Let’s take on tomorrow. © 2023 C U STO M ERS BA N C O RP, IN C . / A LL RIG H TS RESERV ED Investment Securities – AFS Book yield and duration • Strategic portfolio actions taken during Q2’22-Q4’22 continue to pay dividends • Securities portfolio generates the second highest average yield (spot yield 5.43%) with the shortest duration (1.6 years) among regional bank peers1 Securities Portfolio is Best-Positioned Among Regional Bank Peers AFS + HTM Unrealized Losses as % of TCE2 percent 11% 16% 85% C UB I • CUBI’s AOCI as % of TCE2 declined by 224 bps from Q2’23 to Q3’23 • CUBI’s AFS + HTM unrealized losses as % of TCE2 is among the top quartile of regional bank peers1 0.0 1.0 2.0 3.0 4.0 5.0 6.0 7.0 7.5 0.0 1.0 2.0 3.0 4.0 5.0 6.0 Duration (years) Av er ag e bo ok yi el d (% ) CUBI CUBI (Q2’23) Regional Bank Peers¹ (Q2’23) 1. Selected 2023 proxy peers as disclosed in appendix 2. Non-GAAP measure, refer to appendix for reconciliation Median 2.0 STRENGH OF THE FRANCHISE Top Quartile (16%) Median (25%)MedianTop Quartile Top Quartile CUBI (Q3’23) Regional Bank Peers1 (MRQ)

11 Let’s take on tomorrow. © 2023 C U STO M ERS BA N C O RP, IN C . / A LL RIG H TS RESERV ED Robust Liquidity Position with More Than 200% Coverage of Uninsured Deposits Immediately Available Liquidity $ billions $0.5 $2.3 $2.5 Q4’22 $2.1 $0.9 $6.5 Q1’23 $3.2 $0.8 $5.1 Q2’23 $3.4 $1.3 $5.0 Q3’23 $5.2 $9.4 $9.1 $9.7 Cash FHLB Available Committed Capacity FRB Available Committed Capacity • Redeemed $510 million of callable FHLB advances with core deposit growth • Total overall liquidity of $11.7 billion as of Q3’23 increased by $507 million QoQ Immediately Available Liquidity / Uninsured Deposits1 percent 251% 58% C UB I 239% • CUBI’s ratio of immediately available liquidity to uninsured deposits1 of approximately 239% is the second highest among regional banks peers2 CUBI (Q3’23) Regional Bank Peers² (MRQ) 1. Adjusted to account for affiliate and collateralized deposits; similar adjustment made to regional bank peers when publicly disclosed otherwise unadjusted reported figures used 2. Selected 2023 proxy peers as disclosed in appendix 3.0 STRONG CAPITAL AND LIQUIDITY Top Quartile (146%) Median (107%)

3.0 STRONG CAPITAL AND LIQUIDITY

Achieved $45 Tangible Book Value Target One Quarter Ahead of Plan

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Tangible Book Value[1]
per share
AOCI
$50.14
$4.78
15%[2]
$23.32
$26.17
$27.92
$37.21
$38.97
$45.36
Q4'18
Q4'19
Q4'20
Q4'21
Q4'22
Q3'23

- 5-year CAGR in TBV[1] has been over 15%[2]
- YTD TBV[1] growth of 16% already exceeded 5-year CAGR despite AOCI headwinds
- On track to grow TBV[1] by more than 20% for the full year 2023
- TBV[1] has increased 1.9x since Q4'18

1. Non-GAAP measure, refer to appendix for reconciliation
2. CAGR from Q4'18 to Q3'23 inclusive of impact of AOCI mark-to-market

©2023 CUSTOMERS BANCORP, INC. / ALL RIGHTS RESERVED

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13 Let’s take on tomorrow. © 2023 C U STO M ERS BA N C O RP, IN C . / A LL RIG H TS RESERV ED 12.5% 12.2% 12.3% Q3’22 Q4’22 Q1’23 Q2’23 Q3’231 13.2% 14.3% Total Risk-Based Capital percent 6.1% 6.0% 5.9% 6.0% Q3’22 Q4’22 Q1’23 Q2’23 0.7% 6.5% Q3’23 7.2% +50 bps +60 bps TCE/TA2,3 percent 1. Capital ratios are estimated pending final regulatory report 2. TCE/TA negatively impacted by 68 bps due to AOCI 3. Non-GAAP measure, refer to appendix for reconciliation Achieved 11.0-11.5% CET1 Capital Target Range One Quarter Ahead of Plan AOCI 9.8% 9.6% 9.6% Q3’22 Q4’22 Q1’23 Q2’23 Q3’231 10.3% 11.3% +100 bps +170 bps CET1 Risk-Based Capital percent • Increased TCE/TA3 by approximately 50 bps QoQ on a flat balance sheet primarily through organic capital generation • Increase of approximately 100 bps in CET1 during Q3’23 and 170 bps since Q1’23 3.0 STRONG CAPITAL AND LIQUIDITY

4.0 MAINTAINING SUPERIOR CREDIT QUALITY

Credit Quality Remains Strong

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NPLs
$ millions


$28
$31
$32
$28
$30
Q3'22
Q4'22
Q1'23
Q2'23
Q3'23

NPAs as Percent of Total Assets
percent


0.14%
0.15%
0.15%
0.13%
0.14%
Q2'22
Q3'22
Q4'22
Q1'23
Q3'23

Commercial NCOs
percent


0.22%
0.41%
0.12%
0.06%1
0.16%
Q3'22
Q4'22
Q1'23
Q2'23
Q3'23

Consumer NCOs
percent


1.80%
2.53%
2.61%
2.46%
2.96%
Q3'22
Q4'22
Q1'23
Q2'23
Q3'23

Total NCOs
percent


0.47%
0.70%
0.49%
0.42%1
0.50%
Q3'22
Q4'22
Q1'23
Q2'23
Q3'23

- NPLs and NPA ratio stable over the last five quarters
- Increase in consumer NCO ratio driven by impact of lower balances from consumer loan sale at the end of Q2'23
- Office and retail CRE each represent only ~1% of HFI loan portfolio
- Consumer installment HFI represents only ~7% of HFI loan portfolio

CRE (excluding Multifamily)[2]
Loan mix, Q3'23


14%
30%
CUBI2
Regional Bank Peers Median3,4

Note: Prior period amounts have been recast to conform with the current reporting.
1. Excludes $6.2 million charge-offs against $8.7 million ACL on PCD loans upon FDIC loan pool acquisition
2. Excludes construction loans
3. As of Q3'23 for CUBI and MRQ for regional bank peers
4. Selected 2023 proxy peers as disclosed in appendix

©2023 CUSTOMERS BANCORP, INC. / ALL RIGHTS RESERVED

14

5.0 MANAGEMENT OUTLOOK

Management Outlook

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Metrics	Prior Guidance – FY 2023	Current Outlook – FY 2023
Loans[1,2]	Flat to some decline	✓
Deposits	Flattish with focus on reducing high-cost deposits	✓
NIM[1]	2.85-3.05%[2] - High end of the range	✓ 3.20-3.25% in Q4'23
Core non-interest expense	15% growth	✓
Tax rate	22-24%	✓
Core EPS[1]	~$6.00[2]	✓ Exceed ~$6.00[2]
Core ROCE[1]	15.0%+	✓
CET1 ratio	11.0-11.5%	✓
Tangible book value[1]	$45.00+	✓ Already achieved $45.00+ in Q3'23

1. Non-GAAP measure, refer to appendix for reconciliation
2. Excluding PPP for Q1'23

©2023 CUSTOMERS BANCORP, INC. / ALL RIGHTS RESERVED

15

Concluding Perspectives

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Improving Deposit Franchise	$2.1 billion of core deposit growth and corresponding reduction in wholesale funding over the last two quarters Robust core deposit pipeline remains in excess of $1.5 billion
NIM Expansion	Third consecutive quarter of NIM expansion driven by deposit gathering success and floating rate loan portfolio
Strengthening Capital Base	Achieved 11.0-11.5% CET1[1] capital target range one quarter ahead of plan Improved TCE/TA[2] and CET1[1] by approximately 50 bps and 100 bps, respectively, in a single quarter
Maintaining Strong Risk Management	Robust liquidity position with coverage of >200% of uninsured deposits[3] Diversified loan and deposit franchises built to perform across all macroeconomic environments
Strategic Outlook	Loan portfolio repositioning largely complete Deposit remix has significant runway with meaningful financial benefits Positioned for continued NIM expansion while maintaining strong risk management principles Operating platform designed to generate positive operating leverage and drive superior efficiency and profitability

1. Capital ratios are estimated pending final regulatory report
2. Non-GAAP measure, refer to appendix for reconciliation
3. Adjusted to account for affiliate and collateralized deposits

©2023 CUSTOMERS BANCORP, INC. / ALL RIGHTS RESERVED

16

ANALYST COVERAGE

D.A. Davidson Companies
Peter Winter

Hovde Group
David Bishop

Jefferies Group LLC
Casey Haire

Keefe, Bruyette & Woods Inc.
Michael Perito

Maxim Group Inc.
Michael Diana

Piper Sandler Companies
Frank Schiraldi

Raymond James
Steve Moss

Stephens Inc.
Matt Breese

Wedbush Securities Inc.
David Chiaverini

New Analyst Coverage

APPENDIX

19 Let’s take on tomorrow. customers bancorp © 2023 C U STO M ERS BA N C O RP, IN C . / A LL RIG H TS RESERV ED Customers Bancorp, Inc. NYSE: CUBI Headquarters West Reading, PA Offices1 54 FTE Employees 726 Market Capitalization As of October 20, 2023 $1.0B Total Assets $21.9B Tangible Book Value2 $45.36 Share price As of October 20, 2023 $32.11 Data as of September 30, 2023, unless otherwise noted (1) Offices includes branches, executive offices, Private Banking Offices and Loan Production Offices (2) Non-GAAP measure, refer to appendix for reconciliation A Forward-Thinking Super-Community Bank Focused on Superior Customer Service Through High-Tech, High-Touch Model Digital Banking Consumer • Suite of loan and deposit products delivered digitally to clients • Generating fee and “fee-like” revenue with limited credit risk Commercial – Transaction banking (treasury and payment services) with associated deposits Community Banking Deep relationship-based community banking predominantly in the Northeast with thoughtful presence in the Carolinas, Florida and Texas Serving small and medium-sized businesses, and individuals, with a comprehensive suite of loan and deposit products Customers Bancorp Overview Corporate & Specialized Banking National corporate niche businesses where Customers has differentiated capabilities, often enhanced through technology, to create value for clients

Securities Portfolio Generating Attractive Returns with Minimal Credit and Duration Risk

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Investment Securities – AFS

percent, Q3'23

- Spot yield: 5.43%
- Effective duration: ~1.6 years
- Floating rate securities: ~48%
- Credit rating: 64% AAA with only 2% at BB and below



1%
21%
45%
33%

Total: $2.8 billion

MBS & CMO
Corporate
ABS
Other

Investment Securities – HTM

percent, Q3'23

- Spot yield: 4.34%
- Effective duration: ~3.0 years
- Floating rate securities: ~25%
- Credit rating: 38% AAA with no rated securities non-investment grade
- ABS: ~$0.6 billion of credit enhanced asset backed securities from sale of consumer installment loan portfolio in Q3'22 and Q2'23



45%
55%

Total: $1.2 billion

Credit Enhanced ABS
MBS & CMO

©2023 CUSTOMERS BANCORP, INC. / ALL RIGHTS RESERVED

20

21 © 2023 C U STO M ERS BA N C O RP, IN C . / A LL RIG H TS RESERV ED Let’s take on tomorrow. 18% 49% 32% 1% FICO Score1 660-679 680-699 700-749 750+ 22% 35% 24% 12% 5% 1% 0-9.99% 10 – 19.99% 20 – 29.99% 30 – 39.99% 40 – 49.99% > 50% Unknown Geog raphy Profession Deb t to Income Ratio1 Borrower Income 15% 40% 45% <$50K $50K -$100K >$100K 20% 11% 20% 27% 22% West Southwest Midwest Southeast Northeast Consumer Installment Loans – Portfolio Credit Metrics Purp ose 69% 10% 6% 15% Personal Loan Specialty Home Improvement Student Loan 94% 4% 2% Non COVID-19 Impacted Segments Non-Professional Retail & Restaurants Average FICO Score1 ~734 Average DTI1 ~19% Average Borrower Income ~$106k Weighted average life of ~2.1 years Note: Data as of September 30, 2023; includes consumer installment HFS loans 1. DTI and FICO scores as of time of origination

22 © 2023 C U STO M ERS BA N C O RP, IN C . / A LL RIG H TS RESERV ED Let’s take on tomorrow. Selected 2023 Proxy Peers • Associated • Atlantic Union • BankUnited • Commerce • Community Bank System • FB Financial • First Busey • First Financial (OH) • F.N.B. • Fulton • Independent • Northwest • Old National • Pinnacle • Sandy Spring • United Community • WSFS Note: Excludes the following banks due to lack of available disclosure – Ameris, Axos, Eastern, First Merchants, Provident, Silvergate (removed following its March 8, 2023 announcement that it would wind down operations and liquidate the bank), Towne, United Bancshares, WesBanco

23 © 2023 C U STO M ERS BA N C O RP, IN C . / A LL RIG H TS RESERV ED Let’s take on tomorrow. Robust Sources of Liquidity 1. Includes CLOs Liquidity Sources ($000's) 3Q 23 2Q 23 1Q 23 4Q 22 3Q 22 YOY Change Cash and Cash Equivalents $3,419,974 $3,155,224 $2,046,685 $455,807 $404,465 $3,015,509 FHLB Available Borrowing Capacity $1,253,609 $835,464 $860,578 $2,265,499 $2,999,524 ($1,745,915) FRB Available Borrowing Capacity $5,013,377 $5,126,390 $6,516,922 $2,510,189 $2,557,704 $2,455,673 Investments (MV AFS + HTM) $0 US Gov't & Agency Debt $0 $0 $0 $0 $0 $0 Agency & Non-Agency MBS & CMO $1,780,267 $1,799,406 $1,858,846 $1,811,633 $1,844,043 ($63,776) Municipals $0 $0 $0 $0 $7,351 ($7,351) Corporates $578,897 $579,753 $586,795 $595,253 $532,655 $46,242 ABS (1) $1,565,935 $1,677,341 $1,324,912 $1,394,388 $1,421,075 $144,860 Other AFS $26,479 $26,698 $26,710 $26,485 $24,864 $1,614 Less: Pledged Securities HTM & AFS ($1,903,888) ($1,972,713) ($2,019,311) ($16,749) ($17,464) ($1,886,424) Net Unpledged Securities $2,047,690 $2,110,485 $1,777,952 $3,811,010 $3,812,525 ($1,764,835) $11,734,651 $11,227,562 $11,202,137 $9,042,505 $9,774,219 $1,960,432

24 © 2023 C U STO M ERS BA N C O RP, IN C . / A LL RIG H TS RESERV ED Let’s take on tomorrow. Note: 1. Utilized Moody’s September 2023 baseline and adverse forecast scenario with qualitative adjustments for Q3’23 provision 2. Excludes loans to mortgage companies reported at fair value, loans held for sale and PPP loans 3. Non-GAAP measure, refer to appendix for reconciliation Allowance for Credit Losses for Loans and Leases ($ in thousands) September 30, 2023 Amortized Cost2 Allowance for Credit Losses Lifetime Loss Rate1 Loans and Leases Receivable: Commercial: Commercial and Industrial, including Specialty Lending $ 6,617,508 $ 24,986 0.38% Multifamily 2,130,213 15,870 0.74% Commercial Real Estate Owner Occupied 794,815 10,363 1.30% Commercial Real Estate Non-Owner Occupied 1,178,203 15,819 1.34% Construction 252,588 3,130 1.24% Total Commercial Loans and Leases Receivable $ 10,973,327 $ 70,168 0.64% Consumer: Residential Real Estate $ 483,133 $ 6,802 1.41% Manufacturing Housing 40,129 4,080 10.17% Installment 966,896 58,163 6.02% Total Consumer Loans Receivable $ 1,490,158 $ 69,045 4.63% Total Loans and Leases Receivable $ 12,463,485 $ 139,213 1.12%3

25 © 2023 C U STO M ERS BA N C O RP, IN C . / A LL RIG H TS RESERV ED Let’s take on tomorrow. Customers believes that the non-GAAP measurements disclosed within this document are useful for investors, regulators, management and others to evaluate our core results of operations and financial condition relative to other financial institutions. These non-GAAP financial measures are frequently used by securities analysts, investors, and other interested parties in the evaluation of companies in Customers' industry. These non-GAAP financial measures exclude from corresponding GAAP measures the impact of certain elements that we do not believe are representative of our ongoing financial results, which we believe enhance an overall understanding of our performance and increases comparability of our period to period results. Investors should consider our performance and financial condition as reported under GAAP and all other relevant information when assessing our performance or financial condition. The non-GAAP measures presented are not necessarily comparable to non-GAAP measures that may be presented by other financial institutions. Although non-GAAP financial measures are frequently used in the evaluation of a company, they have limitations as analytical tools and should not be considered in isolation or as a substitute for analysis of our results of operations or financial condition as reported under GAAP. The following tables present reconciliations of GAAP to non-GAAP measures disclosed within this document. Reconciliation of Non-GAAP Measures - Unaudited

26 © 2023 C U STO M ERS BA N C O RP, IN C . / A LL RIG H TS RESERV ED Let’s take on tomorrow. Reconciliation of Non-GAAP Measures – Unaudited (Contd.) Core Earnings - Customers Bancorp Q3 2023 Q2 2023 Q1 2023 Q4 2022 Q3 2022 ($ in thousands, except per share data) USD Per share USD Per share USD Per share USD Per share USD Per share GAAP net income to common shareholders $ 82,953 $ 2.58 $ 44,007 $ 1.39 $ 50,265 $ 1.55 $ 25,623 $ 0.77 $ 61,364 $ 1.85 Reconciling items (after tax): Severance expense — — 141 0.00 637 0.02 — — 1,058 0.03 Impairments on fixed assets and leases — — 12 0.00 86 0.00 — 0.00 126 0.00 Loss on sale of consumer installment loans — — — — — — — — 18,221 0.55 Loss on sale of capital call lines of credit — — 3,914 0.12 — — — — — — (Gains) losses on investment securities 492 0.02 49 0.00 (49) (0.00) 13,543 0.41 1,859 0.06 Derivative credit valuation adjustment (151) — (101) (0.00) 204 0.01 202 0.01 (358) (0.01) Tax on surrender of bank-owned life insurance policies — — 4,141 0.13 — — — — — — Core earnings $ 83,294 $ 2.59 $ 52,163 $ 1.65 $ 51,143 $ 1.58 $ 39,368 $ 1.19 $ 82,270 $ 2.48

27 © 2023 C U STO M ERS BA N C O RP, IN C . / A LL RIG H TS RESERV ED Let’s take on tomorrow. Reconciliation of Non-GAAP Measures – Unaudited (Contd.) Core Return on Average Assets - Customers Bancorp ($ in thousands) Q3 2023 Q2 2023 Q1 2023 Q4 2022 Q3 2022 GAAP net income $ 86,756 $ 47,574 $ 53,721 $ 28,711 $ 63,912 Reconciling items (after tax): Severance expense — 141 637 — 1,058 Impairments on fixed assets and leases — 12 86 — 126 Loss on sale of consumer installment loans — — — — 18,221 Loss on sale of capital call lines of credit — 3,914 — — — (Gains) losses on investment securities 492 49 (49) 13,543 1,859 Derivative credit valuation adjustment (151) (101) 204 202 (358) Tax on surrender of bank-owned life insurance policies — 4,141 — — — Core net income $ 87,097 $ 55,730 $ 54,599 $ 42,456 $ 84,818 Average total assets $ 21,978,010 $ 21,654,735 $ 21,052,920 $ 20,717,362 $ 20,514,366 Core return on average assets 1.57% 1.03% 1.05% 0.81% 1.64%

28 © 2023 C U STO M ERS BA N C O RP, IN C . / A LL RIG H TS RESERV ED Let’s take on tomorrow. Reconciliation of Non-GAAP Measures – Unaudited (Contd.) Core Return on Average Common Equity - Customers Bancorp ($ in thousands) Q3 2023 Q2 2023 Q1 2023 Q4 2022 Q3 2022 GAAP net income to common shareholders $ 82,953 $ 44,007 $ 50,265 $ 25,623 $ 61,364 Reconciling items (after tax): Severance expense — 141 637 — 1,058 Impairments on fixed assets and leases — 12 86 — 126 Loss on sale of consumer installment loans — — — — 18,221 Loss on sale of capital call lines of credit — 3,914 — — — (Gains) losses on investment securities 492 49 (49) 13,543 1,859 Derivative credit valuation adjustment (151) (101) 204 202 (358) Tax on surrender of bank-owned life insurance policies — 4,141 — — — Core earnings $ 83,294 $ 52,163 $ 51,143 $ 39,368 $ 82,270 Average total common shareholders' equity $ 1,373,244 $ 1,335,408 $ 1,273,780 $ 1,263,190 $ 1,259,711 Core return on average common equity 24.06% 15.67% 16.28% 12.36% 25.91%

29 © 2023 C U STO M ERS BA N C O RP, IN C . / A LL RIG H TS RESERV ED Let’s take on tomorrow. Reconciliation of Non-GAAP Measures – Unaudited (Contd.) Adjusted Net Income and Adjusted ROAA - Pre-Tax Pre- Provision - Customers Bancorp ($ in thousands, except per share data) Q3 2023 Q2 2023 Q1 2023 Q4 2022 Q3 2022 GAAP net income $ 86,756 $ 47,574 $ 53,721 $ 28,711 $ 63,912 Reconciling items: Income tax expense 23,470 20,768 14,563 7,136 17,899 Provision (benefit) for credit losses 17,856 23,629 19,603 28,216 (7,994) Provision (benefit) for credit losses on unfunded commitments 48 (304) 280 153 254 Severance expense — 182 809 — 1,363 Impairments on fixed assets and leases — 15 109 — 162 Loss on sale of consumer installment loans — — — — 23,465 Loss on sale of capital call lines of credit — 5,037 — — — (Gains) losses on investment securities 626 62 (62) 16,909 2,394 Derivative credit valuation adjustment (192) (130) 259 252 (461) Adjusted net income - pre-tax pre-provision $ 128,564 $ 96,833 $ 89,282 $ 81,377 $ 100,994 Average total assets $ 21,978,010 $ 21,654,735 $ 21,052,920 $ 20,717,362 $ 20,514,366 Adjusted ROAA - pre-tax pre-provision 2.32% 1.79% 1.72% 1.56% 1.95%

30 © 2023 C U STO M ERS BA N C O RP, IN C . / A LL RIG H TS RESERV ED Let’s take on tomorrow. Reconciliation of Non-GAAP Measures – Unaudited (Contd.) Core non-interest expense to average assets- Customers Bancorp ($ in thousands) Q3 2023 Q2 2023 Q1 2023 Q4 2022 Q3 2022 GAAP non-interest expense $ 89,466 $ 89,297 $ 80,133 $ 78,419 $ 76,198 Severance expense — (182) (809) — (1,363) Impairments on fixed assets and leases — (15) (109) — (162) Core non-interest expense $ 89,466 $ 89,100 $ 79,215 $ 78,419 $ 74,673 Average total assets $ 21,978,010 $ 21,654,735 $ 21,052,920 $ 20,717,362 $ 20,514,366 Core non-interest Expense to average assets 1.62% 1.65% 1.53% 1.50% 1.44%

31 © 2023 C U STO M ERS BA N C O RP, IN C . / A LL RIG H TS RESERV ED Let’s take on tomorrow. Reconciliation of Non-GAAP Measures – Unaudited (Contd.) Tangible Common Equity to Tangible Assets – Customers Bancorp ($ in thousands) Q3 2023 Q2 2023 Q1 2023 Q4 2022 Q3 2022 GAAP total shareholders' equity $ 1,561,607 $ 1,456,652 $ 1,421,020 $ 1,402,961 $ 1,386,931 Reconciling items: Preferred stock (137,794) (137,794) (137,794) (137,794) (137,794) Goodwill and other intangibles (3,629) (3,629) (3,629) (3,629) (3,629) Tangible common equity $ 1,420,184 $ 1,315,229 $ 1,279,597 $ 1,261,538 $ 1,245,508 GAAP Total assets $ 21,857,152 $ 22,028,565 $ 21,751,614 $ 20,896,112 $ 20,367,621 Reconciling items: Goodwill and other intangibles (3,629) (3,629) (3,629) (3,629) (3,629) Tangible assets $ 21,853,523 $ 22,024,936 $ 21,747,985 $ 20,892,483 $ 20,363,992 Tangible common equity to tangible assets 6.5% 6.0% 5.9% 6.0% 6.1%

Reconciliation of Non-GAAP Measures – Unaudited (Contd.)

customers bancorp
Let's take on tomorrow.

Tangible Book Value per Common Share - Customers Bancorp
($ in thousands except per share data)

	Q3 2023	Q2 2023	Q1 2023	Q4 2022	Q3 2022
GAAP total shareholders' equity	$ 1,561,607	$ 1,456,652	$ 1,421,020	$ 1,402,961	$ 1,386,931
Reconciling Items:					
Preferred stock	(137,794)	(137,794)	(137,794)	(137,794)	(137,794)
Goodwill and other intangibles	(3,629)	(3,629)	(3,629)	(3,629)	(3,629)
Tangible common equity	**$ 1,420,184**	**$ 1,315,229**	**$ 1,279,597**	**$ 1,261,538**	**$ 1,245,508**
Common shares outstanding	31,311,254	31,282,318	31,239,750	32,373,697	32,475,502
Tangible book value per common share	**$ 45.36**	**$ 42.04**	**$ 40.96**	**$ 38.97**	**$ 38.35**

Tangible Book Value per Common Share - Customers Bancorp
($ in thousands except per share data)

	Q3 2023	Q4 2022	Q4 2021	Q4 2020	Q4 2019	Q4 2018
GAAP total shareholders' equity	$ 1,561,607	$ 1,402,961	$ 1,366,217	$ 1,117,086	$ 1,052,795	$ 956,816
Reconciling Items:						
Preferred stock	(137,794)	(137,794)	(137,794)	(217,471)	(217,471)	(217,471)
Goodwill and other intangibles	(3,629)	(3,629)	(3,736)	(14,298)	(15,195)	(16,499)
Tangible common equity	**$ 1,420,184**	**$ 1,261,538**	**$ 1,224,687**	**$ 885,317**	**$ 820,129**	**$ 722,846**
Common shares outstanding	31,311,254	32,373,697	32,913,267	31,705,088	31,336,791	31,003,028
Tangible book value per common share	**$ 45.36**	**$ 38.97**	**$ 37.21**	**$ 27.92**	**$ 26.17**	**$ 23.32**

©2023 CUSTOMERS BANCORP, INC. / ALL RIGHTS RESERVED

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33 © 2023 C U STO M ERS BA N C O RP, IN C . / A LL RIG H TS RESERV ED Let’s take on tomorrow. Reconciliation of Non-GAAP Measures – Unaudited (Contd.) Total loans and leases, excluding PPP and Consumer HFS - Customers Bancorp ($ in thousands) Q3 2023 Q2 2023 Q1 2023 Q4 2022 Q3 2022 Total loans and leases $ 13,713,482 $ 13,910,907 $ 15,063,034 $ 15,794,671 $ 15,336,688 PPP loans (137,063) (188,763) (246,258) (998,153) (1,154,632) Consumer HFS (150,368) (78,108) (404,006) (324,233) (1,116) Total loans and leases, excluding PPP and Consumer HFS $ 13,426,051 $ 13,644,036 $ 14,412,770 $ 14,472,285 $ 14,180,940 Total loans and leases, excluding Consumer HFS - Customers Bancorp ($ in thousands) Q3 2023 Q2 2023 Q1 2023 Q4 2022 Q3 2022 Total loans and leases $ 13,713,482 $ 13,910,907 $ 15,063,034 $ 15,794,671 $ 15,336,688 Consumer HFS (150,368) (78,108) (404,006) (324,233) (1,116) Total loans and leases, excluding Consumer HFS $ 13,563,114 $ 13,832,799 $ 14,659,028 $ 15,470,438 $ 15,335,572

34 © 2023 C U STO M ERS BA N C O RP, IN C . / A LL RIG H TS RESERV ED Let’s take on tomorrow. Reconciliation of Non-GAAP Measures – Unaudited (Contd.) Coverage of credit loss reserves for loans and leases HFI, excluding PPP - Customers Bancorp ($ in thousands) Q3 2023 Q2 2023 Q1 2023 Q4 2022 Q3 2022 Loans and leases receivable $ 12,600,548 $ 12,826,531 $ 13,391,610 $ 14,143,047 $ 13,762,374 PPP loans (137,063) (188,763) (246,258) (998,153) (1,154,632) Loans and leases held for investment, excluding PPP $ 12,463,485 $ 12,637,768 $ 13,145,352 $ 13,144,894 $ 12,607,742 Allowance for credit losses on loans and leases $ 139,213 $ 139,656 $ 130,281 $ 130,924 $ 130,197 Coverage of credit loss reserves for loans and leases held for investment, excluding PPP 1.12% 1.11% 0.99% 1.00% 1.03%